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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-52408.

                      ARTHUR ANDERSEN LLP

San Jose, California
March 26, 2001

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS